UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 21, 2014
Date of report (Date of earliest event reported)

SEI Investments Company
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 21, 2014, at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of SEI Investments Company (the “Company”), shareholders of the Company approved the Company’s 2014 Omnibus Equity Compensation Plan (the “2014 Plan”). The 2014 Plan had been approved by the Company’s Board of Directors on March 19, 2014, subject to shareholders’ approval, and became effective upon receipt of shareholders’ approval on May 21, 2014. A description of the 2014 Plan is included on pages 17 - 23 of the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2014 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2014 Plan, which is attached as approved as Exhibit 10.11 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Also during the Annual Meeting, the following matters were submitted to the shareholders of the Company:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2017 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Sarah W. Blumenstein	135,547,714	9,776,862	126,928
Kathryn M. McCarthy	135,058,600	10,278,043	114,861
There were a total of 12,744,493 broker non-votes for the election of directors.
Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Alfred P. West, Jr., William M. Doran, Richard B. Lieb and Carmen V. Romeo.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, received the votes set forth below:

For	Against	Abstain
144,088,803	958,515	404,186
There were a total of 12,744,493 broker non-votes on this matter.

(3)	A resolution to approve the adoption of the 2014 Omnibus Equity Compensation Plan of the Company received the votes set forth below:

For	Against	Abstain
96,168,622	49,088,920	193,962
There were a total of 12,744,493 broker non-votes on this matter.

(4)	The appointment of KPMG LLP as the independent registered public accountants to examine the Company's consolidated financial statements for 2014 was ratified by the following vote:

For	Against	Abstain
156,803,672	1,264,408	127,917

Item 8.01.	Other Events.
On May 21, 2014, the Company issued a press release declaring a regular semi-annual dividend of $0.22 (twenty-two cents) per share. The cash dividend will be payable to shareholders of record on June 16, 2014, with a payment date of June 24, 2014.
A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 5.02, Item 5.07, Item 8.01, Exhibit 10.11 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.11	SEI Investments Company 2014 Omnibus Equity Compensation Plan, as approved by the Company’s shareholders on May 21, 2014.
99.1	Press Release of SEI Investments Company dated May 21, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date:	May 21, 2014	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.11	SEI Investments Company 2014 Omnibus Equity Compensation Plan, as approved by the Company’s shareholders on May 21, 2014.
99.1	Press Release of SEI Investments Company dated May 21, 2014.

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